Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 10. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the accompanying condensed consolidated balance sheet date up to the date that the accompanying unaudited condensed consolidated financial statements were issued. Based upon this review, other than as set forth below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the accompanying unaudited condensed consolidated financial statements.
On April 1, 2026, the Company and Teamshares entered into a First Amendment to the Merger Agreement to update certain transaction mechanics related to equity structure, employee incentive arrangements, and closing conditions. The amendment primarily clarifies and revises terms related to share calculations, option treatment, and post-closing equity plans, and does not materially change the overall structure or economics of the Business Combination.
On April 1, 2026, the Company, the Sponsor, Teamshares, and the directors and officers of the Company entered into a Second Amendment to the Letter Agreement, which provides for the release of transfer restrictions on up to 1,150,000 Incentive Founder Shares (as defined therein) upon Closing, contingent upon their use in connection with certain interim financing arrangements or agreements to support non-redemption
commitments by public shareholders.
On May 1, 2026, we entered into a letter agreement with Teamshare pursuant to which the parties determined to extend the date by which either party may terminate the Merger Agreement, upon written notice to the other, in the event the proposed Business Combination has not been consummated from May 31, 2026 to July 15, 2026, to provide the parties with additional time to consummate the proposed Business Combination, upon satisfaction (or, to the extent applicable, waiver) of the conditions to closing set forth in the Merger Agreement.
On May 13, 2026, we entered into a Second Amendment to the Merger Agreement with Teamshares to clarify certain provisions relating to the Liquidation Preference Elections (as defined in the Merger Agreement).

NOTE 10. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the accompanying consolidated balance sheets date up to the date that the accompanying consolidated financial statements were issued. Based upon this review, other than as set forth below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the accompanying consolidated financial statements.
On February 25, 2026, the Board appointed Somsak Chivavibul as a Class I director of the Board, effective immediately. The Board determined that Mr. Chivavibul qualifies as an independent director and appointed him to serve as a member of the Audit Committee and the chair of the Compensation Committee of the Board. In connection with the appointment, the Company entered into a joinder to the Letter Agreement with Mr. Chivavibul, as well as an indemnification agreement, which are substantially similar to those entered into by the Company’s current officers and directors.